EDWARD JONES MONEY MARKET FUND

(the “Fund”)

Supplement dated October 28, 2025

to the Prospectus dated July 1, 2025

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

A.	The sub-section, “Calculation of Net Asset Value” under the section entitled “Purchase and Sale of Fund Shares” is hereby deleted and replaced with the following:

Calculation of Net Asset Value

The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount) or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. In addition, for regulatory purposes, each day the Fund compares its NAV per share calculated using the amortized cost valuation method to its NAV per share calculated using available market quotations or an appropriate substitute reflecting current market conditions. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge.

You can purchase or redeem Shares any day the NYSE is open for business (a “Regular Business Day”). You may also be able to purchase and redeem Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). The Board has approved the declaration of a Special Trading Day on any day in which the NYSE is closed, but the principal fixed income markets and the Federal Reserve wire system are open. The information set forth in this Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days. Please note that the times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in this Prospectus with respect to Regular Business Days. If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when determinations of NAV and dividend entitlement will be made) will be posted on the Fund’s website at www.edwardjones.com/moneymarket. Although the Fund will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.

The Fund calculates its share price each Regular Business Day, as of 2:00 p.m. Eastern Time. The time as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.

When the Fund (or its agent, such as Edward Jones) receives your transaction request in good order, it is processed at the next determined NAV. Good order means that (i) the Fund (or its agent) has determined that your transaction request includes complete information, and (ii) sufficient assets are already in your account or new assets have been received in your account.

B.	The sub-section, “How to Buy Shares” under the section entitled “Purchase and Sale of Fund Shares” is hereby deleted and replaced with the following:

How to Buy Shares

The Fund offers two Share classes: Investment Shares and Retirement Shares, each representing interests in a single portfolio of securities. Investment Shares are eligible to be purchased or held only in non-retirement accounts. Retirement Shares are eligible to be purchased or held only in retirement accounts.

The Fund’s Distributor, Edward Jones, markets the Shares described in this Prospectus exclusively through Edward Jones to its clients. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ clients’ accounts. Edward Jones may establish its own terms and eligibility requirements for its clients’ use of the Fund as a “sweep” investment vehicle. Potential investors should contact Edward Jones for additional details about whether they are eligible to invest in the Fund.

After opening an Edward Jones account, and subject to Edward Jones’ eligibility requirements, you may purchase Shares by contacting your Edward Jones financial advisor, by telephone, by mail or online. You may pay for the purchase by check, wire, electronic funds transfer, a transfer from another Edward Jones account, or an available cash balance in your Edward Jones account. Such purchases will typically settle and begin earning dividends no later than the following business day after receipt by the Fund. When payment is made by check, the order is considered received after the check is converted into federal funds by Edward Jones. This is normally within three business days of receiving the check. When payment is made by wire with federal funds, by electronic funds transfer or a transfer from another Edward Jones account, the order is considered received within one business day.

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any request to purchase Shares.

Purchase orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are received in good order by the Fund (or its agent) no later than the close of the Fund on a Regular Business Day (generally 2:00 p.m. Eastern Time) will receive that day’s NAV and that day’s dividend.

C.	The sub-section, “How to Sell Shares” under the section entitled Purchase and Sale of Fund Shares is hereby deleted and replaced with the following:

How to Sell Shares

You may redeem Shares by submitting a request in person to your Edward Jones financial advisor, by telephone, mail, check, debit card or online. Shares may also be redeemed automatically to satisfy any debit balance in your Edward Jones account. Any attempt to redeem Shares through check writing or debit card before the purchase of such Shares has cleared will be automatically rejected.

Redemption orders that are received in good order are executed at the next NAV to be calculated. If your redemption request is received in good order by the Fund (or its agent) no later than the close of the Fund on a Regular Business Day (generally 2:00 p.m. Eastern Time), you will receive that day’s NAV. You will not receive that day’s dividend.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

The Fund may sell portfolio assets, hold cash or cash equivalents, use short term borrowings from its custodian (if available), and/or redeem Shares in-kind (as described below), as necessary, to meet redemption requests.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

A redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

Limitations on Redemption Proceeds

Redemption proceeds normally are processed the same day if the redemption request is received in good order by the Fund (or its agents) no later than 2:00 p.m. (Eastern time) on a Regular Business Day. Payment may be delayed for up to seven days:

☐ to allow your purchase to clear;

☐ during periods of market volatility;

☐ when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

☐ during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed for more than seven days, during any period:

☐ when the NYSE is closed, other than customary weekend and holiday closings;

☐ when trading on the NYSE is restricted, as determined by the SEC;

☐ in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or

☐ in which there are emergency conditions including liquidation of the Fund as provided in Section 22(e), and rules thereunder, of the 1940 Act.

While it is unlikely given the Fund’s investment strategy and operation as a government money market fund, pursuant to Rule 22e-3 of the 1940 Act, the Board, in its discretion, may suspend redemptions in the Fund and approve the liquidation of the Fund if the Fund’s weekly liquid assets were to fall below 10% and the Board determines it would not be in the best interest of the Fund to continue operating. The Board also may suspend redemptions in the Fund and approve the liquidation of the Fund if the Board determines that the deviation between the Fund’s amortized cost price per Share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases in honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.

D.	The sub-section, “Account Activity” under the section entitled “Account and Share Information” is hereby deleted and replaced with the following:

Account Activity

You will receive periodic statements reporting all account activity, including dividends and capital gains paid. Your method of payment for the purchase of Shares will determine when your order is received by the Fund and you begin earning dividends.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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